UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 18, 2021
Infinite Acquisition Corp. (Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41087 (Commission File Number)	98-1593937 (I.R.S. Employer Identification No.)

660 Madison Avenue New York, New York (Address of principal executive offices)	10065 (Zip Code)

(212) 644-4200 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	NFNT.U	New York Stock Exchange

Class A Ordinary Shares included as part of the units	NFNT	New York Stock Exchange

Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	NFNT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2021 (the “Effective Date”), the Registration Statement on Form S-1 (File No. 333-260699) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Infinite Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on November 18, 2021, a registration statement on Form S-1 (File No. 333-261197) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On November 23, 2021, the Company consummated the IPO of 27,600,000 units (the “Units”), including 3,600,000 Units as a result of the Underwriter’s (as defined below) exercise of its over-allotment option in full. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $276,000,000. Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated November 18, 2021, by and among the Company and Credit Suisse Securities (USA) LLC (the “Underwriter”), which contains customary representations and warranties and indemnification of the Underwriter by the Company;

●	a Warrant Agreement, dated November 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Private Placement Warrants Purchase Agreement (the “Private Placement Warrants Agreement”), dated November 18, 2021, between the Company and Infinite Sponsor, LLC (the “Sponsor”), pursuant to which the Sponsor agreed to purchase 13,540,000 private placement warrants, each whole private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per private placement warrant (the “Private Placement Warrants”);

●	an Investment Management Trust Agreement, dated November 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO, certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated November 23, 2021, between the Company, the Sponsor, the Underwriter and certain directors of the Company (the “Holders”), which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated November 23, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 21 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

●	an Administrative Services Agreement, dated November 23, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

●	an Engagement Letter, dated November 23, 2021, between the Company and LionTree Advisors LLC (“LionTree Advisors”), pursuant to which LionTree Advisors provided the Company with financial consulting services, consisting of a review of deal structure and terms and related structuring advice in connection with the IPO, for which LionTree Advisors will receive a fee of (i) $2,208,000, which was paid upon the closing of the IPO, and (ii) $3,864,000, which will be payable upon the closing of the Company’s initial business combination.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 13,540,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $13,540,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except as otherwise disclosed in the Registration Statement. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On November 18, 2021, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events

On November 18, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing the pricing of the IPO. On November 23, 2021, the Company also issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement by and among the Company and the Underwriter
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Shareholder Rights Agreement by and among the Company, the Sponsor and certain directors of the Company
10.4	Letter Agreement by and among the Company, the Sponsor and the Company’s officers and directors
10.5	Administrative Services Agreement between the Company and the Sponsor
10.6	Engagement Letter between the Company and LionTree Advisors
99.1	Press Release, dated November 18, 2021
99.2	Press Release, dated November 23, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2021

INFINITE ACQUISITION CORP.

	By:	/s/ James Rosenstock
	Name:	James Rosenstock
	Title:	Chief Financial Officer